Subsequent Events	3 Months Ended
Mar. 31, 2012
Subsequent Events [Abstract]
Subsequent Events
Subsequent Events
The Company has evaluated events subsequent to March 31, 2012, to assess the need for potential recognition or disclosure in this Report. Such events were evaluated through the date these financial statements were issued. Based upon this evaluation, it was determined that no subsequent events occurred that require recognition in the consolidated financial statements and that the following items represent subsequent events that merit disclosure herein:
     Dividend Declaration. On April 16, 2012, the Company announced that its Board of Directors declared a cash dividend of $0.25 per common share or $4.9 (including dividend equivalents), which will be paid on or about May 15, 2012 to stockholders of record at the close of business on April 26, 2012.